SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Asia Pacific Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE ASIA PACIFIC FUND, INC.

48 WALL STREET

22ND FLOOR

NEW YORK, NY 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on August 17, 2016 (the Meeting), at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 535 Madison Avenue, New York, New York for the following purposes:

1. To elect three Directors.

2. To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on June 8, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

Hoyt M. Peters
Secretary

Dated: July 5, 2016

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 17, 2016: The Proxy Statement is available at http://www.asiapacificfund.com

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

THE ASIA PACIFIC FUND, INC.

48 WALL STREET

22ND FLOOR

NEW YORK, NY 10005

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on August 17, 2016 (the Meeting) at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 535 Madison Avenue, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed on or about July 5, 2016 to stockholders of record. The Fund will furnish its most recent annual report without charge to a stockholder upon request to Hoyt M. Peters at the Fund’s address stated above or by calling (toll-free) Pristine Advisers, the Fund’s stockholder servicing agent, at 1-(888) 4-ASIA-PAC.

There are multiple ways to vote your shares. Choose the method that is most convenient for you. To vote by telephone or internet, follow the instructions provided on the enclosed proxy card. To vote by mail, fill out the enclosed proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or internet. If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you return your signed proxy without instruction, your shares will be voted (i) for the election of three Directors at the Meeting, and (ii) at the discretion of the persons named as Proxies, on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. You may vote in person if you attend the Meeting.

Approval of the election of each of the three directors requires the affirmative vote of a majority of the outstanding shares of the Fund.

The Fund intends to treat properly executed proxies that are marked “withhold authority” as “present” for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, however, such abstentions do not constitute a vote “for” or “against” a matter, but will have the effect of a negative vote.

The close of business on June 8, 2016 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,344,073 shares of common stock outstanding and entitled to vote. The presence in person or by proxy of the holders of one-third of the shares of common stock entitled to be cast at the meeting shall constitute a quorum.

The Investment Manager of the Fund is Value Partners Hong Kong Limited, 41 Connaught Road Central, Hong Kong, and the Administrator of the Fund is AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor New York, NY, 10005 (AST). AST succeeded Prudential Investments LLC as the Administrator of the Fund on July 1, 2016.

The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, communications by telephone, facsimile or the internet by regular employees of AST.

ELECTION OF DIRECTORS

(Proposal No. 1)

The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

At the Meeting, three Class III Directors are proposed to be elected to serve for the ensuing three years, ending in 2019 until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Gunia, Sibley and Sykes (the nominees). Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. Each of the Class III nominees is currently a Class III Director of the Fund. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund’s Directors were previously elected by stockholders.

Article III, Section 2(c) of the Fund’s Bylaws (the Qualification Bylaw) requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial connection of a type specified with any country in the Asia Pacific region in which the Fund may make equity investments, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or administrator (or any of their affiliates). The Governance and Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Qualification Bylaw requirements.

BOARD OF DIRECTORS INFORMATION

The management of the business and affairs of the Fund is overseen by the Board of Directors. All of the Fund’s Directors are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) and are referred to as “Independent Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below. The “Fund Complex” consists of the Fund and any other investment companies managed by the Investment Manager.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Governance and Nominating Committee of the Fund’s Board, which is composed entirely of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders. When assessing a candidate for nomination it is the policy of the Governance and Nominating Committee to consider the extent to which the individual’s specific financial, technical or other expertise would complement the Board’s existing mix of skills and qualifications and contribute to the diversity of the Board. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee following the table below.

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, that each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table following the “Risk Oversight” section below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. Among other attributes common to all Directors are their willingness and ability to commit the necessary time and attention to their duties as Directors, their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with each other and with the Investment Manager, the Administrator and other service providers, counsel and the Fund’s independent registered public accounting firm, to exercise effective business judgment in the performance of their duties as Directors. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission (SEC), do not constitute a holding out of the Board or any Director as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Director or on the Board by reason thereof.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund, and the Administrator to provide administrative services to the Fund, in each case on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Administrator and the Fund’s other service providers in the operations of the Fund in accordance with its investment objective and policies and otherwise in accordance with the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s Charter and Bylaws. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Directors also regularly meet outside the presence of any representatives of the Investment Manager and the Administrator. As described below, the Board has established two standing committees—the Audit Committee and the Governance and Nominating Committee. Each committee is composed exclusively of Independent Directors. Each year the Directors evaluate the performance of the Board and its committees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Board may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Fund has also engaged legal counsel, who are independent of the Investment Manager, and may from time to time engage consultants and other advisors, to assist the Directors in performing their oversight responsibilities.

The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, communicating with management between Board meetings, and facilitating communication and coordination between the Directors and management. Michael J. Downey, the Chairman of the Fund’s Board of Directors, is an Independent Director.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Investment Manager and the Administrator or other service providers (depending on the nature of the risk). The Board has charged the Investment Manager and the Administrator with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each of the Investment Manager, the Administrator, and the Fund’s other principal service providers has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management, the Fund’s Chief Compliance Officer, its independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and the Investment Manager’s and the Administrator’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. The processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Investment Manager, the Administrator or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

INFORMATION REGARDING DIRECTORS AND OFFICERS

Name, Address*** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer and Other Relevant Qualifications**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past Five Years

Class III Directors* (Nominees for Election for Term Expiring 2019)

Robert F. Gunia (69)	Director (Class III*) Vice President Treasurer	Since 1989 1988-2008 1999-2008	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	1	Director of Advanced Series Trust, Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund; Formerly, Director ICI Mutual Insurance Company (June 2012-June 2015).

Nicholas T. Sibley (77)	Director (Class III*)	Since 2001	Fellow of the Institute of Chartered Accountants in England and Wales; Director of Richland Resources Limited and formerly, Chairman of Aquarius Platinum Ltd. (2003-2015).	1	—

Christopher R. C. Sykes (61)	Director (Class III*)		Chairman (since 2006) and Co-Founder of Charlesworth Sykes and Company, an independent management consultancy with a special focus on Asia’s global expansion.	1	—

Name, Address*** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer and Other Relevant Qualifications**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past Five Years

Class II Directors

Jessica M. Bibliowicz (56)	Director (Class II*)	Since 2006	Senior Adviser (since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer of National Financial Partners (an independent distributor of financial services products) from 1999 to May 2013; member of the Boards of Directors or Trustees of a number of non-profit organizations; Chairman of the Governance and Nominating Committee of the Fund.	1

Director of Advanced Series Trust (since September 2014); Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund (since March 2015); Sotheby’s (since 2014); formerly Director of Realogy Holdings Corp. (2013-2016).

David G.P. Scholfield (72)	Director (Class II*)	Since 1988	Chairman, Acru China+ Absolute Return Fund; Director, Bank of China HK RMB Bond Fund and Wealth Achieve Series Fund; formerly, Managing Director, Bank of Bermuda, Hong Kong (1998-2004) and Bank of Bermuda Country Head, Asia (2001-2004); Chairman of the Audit Committee of the Fund.	1	—

William G. Tung (66)	Director (Class II*)	Since 2013	Partner & Managing Director of Cindat Capital Management Ltd (2013-Present); President and CEO of GT International Associates (2011-Present); Executive Director of the Shanghai Bund de Rockefeller Group Master Development Co. Ltd (2009-Present), formerly Chairman & Legal Rep (2005-2008); formerly, Managing Director of the Rockefeller Group Asia Pacific (2003-2010).	1	Director and Secretary of the Board, Inside Broadway (1996-Present)

Name, Address*** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer and Other Relevant Qualifications**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past Five Years

Class I Directors*

Michael J. Downey (72)	Director and Chairman (Class I*)	Since 1986 Since 1999	Private Investor. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	1	Director, AB Mutual Fund Complex (110 Funds).

Duncan M. McFarland (72)	Director (Class I*)	Since 2005	Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of Via Science Inc.

*	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire; current Class I, II and III directorships expire in 2017, 2018 and 2016, respectively.
**	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led (together with the Director’s current and prior experience as a Director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director should serve as a Director for the Fund.
***	The address of the Directors and officers is: c/o AST Fund Solutions LLC, 48 Wall Street, 22nd Floor New York, NY, 10005.

The Fund pays each of its Directors who is not an interested person (as defined in the 1940 Act) of the Investment Manager or PI an annual fee of US$12,000, plus US$1,000 for each Board meeting attended. In addition, members of the Audit and Governance and Nominating Committees receive US$1,000 for each Committee meeting attended outside of the regular board schedule. The Chairman of the Fund and of each Committee is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors attending board meetings for their out-of-pocket travel expenses. The Board of Directors does not have a compensation committee.

The following table sets forth the aggregate compensation paid to the Directors by the Fund and the aggregate compensation paid to Directors for service on the Fund’s board and that of all other registered investment companies managed by the Investment Manager (Fund Complex) during the Fund’s fiscal year ended March 31, 2016.

Director Compensation Table

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Independent Directors
Jessica M. Bibliowicz	$18,500	None	N/A	$18,500
Michael J. Downey	18,500	None	N/A	18,500
Robert F. Gunia	16,000	None	N/A	16,000
Duncan M. McFarland	16,000	None	N/A	16,000
David G. P. Scholfield	18,200	None	N/A	18,200
Nicholas T. Sibley	16,000	None	N/A	16,000
Christopher R. C. Sykes	15,700	None	N/A	15,700
William G. Tung	16,000	None	N/A	16,000

Director Share Ownership Tables

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the “Family of Investment Companies”* as of May 31, 2016.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen By Director in Family of Investment Companies
Independent Directors
Jessica M. Bibliowicz	over $100,000	over $100,000
Michael J. Downey	over $100,000	over $100,000
Robert F. Gunia	$50,000 – $100,000	$50,000 – $100,000
Duncan M. McFarland	over $100,000	over $100,000
David G. P. Scholfield	$50,000 – $100,000	$50,000 – $100,000
Nicholas T. Sibley	none	none
Christopher R. C. Sykes	none	none
William G. Tung	$10,001 – $50,000	$10,001 – $50,000

*	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.

None of the Independent Directors nor any of their Immediate Family Members owned any securities, beneficially or of record, in the Investment Manager or persons (other than registered investment companies) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Investment Manager as of May 31, 2016. The term “Immediate Family Member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director, as the case may be, c/o the Chief Compliance Officer. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director, as the case may be.

Certain Directors of the Fund, including two of the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

There were four regularly scheduled meetings of the Fund’s Board of Directors for the fiscal year ended March 31, 2016. During the Fund’s most recent fiscal year, each Director attended at least 75% of the aggregate number of meetings of the Board and of the respective Committees on which they served. The Fund does not have a policy that requires a Director to attend the Fund’s annual meeting of stockholders. Mr. Downey, Chairman of the Board, Ms. Bibliowicz and Mr. Tung attended the prior year’s annual meeting of stockholders.

Committees of the Board of Directors

The Audit Committee

The Board of Directors has established a separately designated Audit Committee to oversee the accounting and financial reporting processes of the Fund and audits of its annual financial statements. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Fund’s website (http://www.asiapacificfund.com). The Audit Committee consists of the following Independent Directors: Messrs. Gunia, McFarland, Scholfield and Sibley. Such members are also “independent” as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met two times during the fiscal year ended March 31, 2016.

With respect to the Fund’s fiscal year ended March 31, 2016, the Audit Committee approved the engagement of the independent registered public accounting firm (independent accountants) and reviewed with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund’s financial operations. In accordance with Public Company Accounting Oversight Board Rule 3526, KPMG LLP (KPMG), the Fund’s independent accountants, have confirmed to the Audit Committee that they are independent accountants with respect to the Fund. The report of the Audit Committee, dated May 20, 2016, is attached to this proxy statement as Exhibit A.

The Audit Committee’s policies and procedures also require pre-approval of any audit and non-audit services to be provided to the Investment Manager or any entity controlling, controlled by, or under common control, with the Investment Manager (“Service Affiliate”) to the extent that these services are directly related to the operations and financial reporting of the Fund. In considering the independence of KPMG, the Audit Committee was informed that KPMG did not furnish any non-audit services to the Investment Manager or any Service Affiliate that directly relate to the operations and financial reporting of the Fund.

The Audit Committee has appointed, and a majority of Directors who are not “interested persons” of the Fund (as defined in the 1940 Act) has ratified, KPMG to continue as the independent accountants of the Fund for the fiscal year ending March 31, 2017. The firm of KPMG has extensive experience in investment company accounting and auditing. It is not expected that a representative of KPMG will be present at the Meeting to make a statement or respond to questions.

Audit Fees.

KPMG audited the financial statements of the Fund for its fiscal years ended March 31, 2015 and March 31, 2016. The audit fee for each of 2015 and 2016 was $40,800. KPMG did not receive any audit-related fees, tax fees or any other fees for services to the Fund, or, to the knowledge of the Audit Committee, the Investment Manager or any Service Affiliate for the fiscal years ended March 31, 2015 and 2016.

The Governance and Nominating Committee

The Board of Directors also has a Governance and Nominating Committee. The Committee consists of the following Independent Directors: Messrs. Downey, Gunia, Scholfield and Ms. Bibliowicz. The Committee met once during the fiscal year ended March 31, 2016. The Fund’s Board of Directors has adopted a charter for its Committee, a copy of which is available on the Fund’s website (http://www.asiapacificfund.com). Pursuant to the charter, the Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also determines whether candidates satisfy the qualifications set forth in the Qualification Bylaw and any other standards or qualifications it may set for Directors. The Committee may consider candidates as Directors submitted by current Directors, the Fund’s officers, investment manager or administrator, Fund stockholders and other sources the Committee deems appropriate.

The Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Fund’s outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the Fund, to the attention of the Secretary, at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, expertise, the candidate’s satisfaction of the Qualification Bylaw, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination it is the policy of the Committee to consider whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix A to the Committee’s charter.

The executive officers of the Fund, other than as shown above in the table of Directors, are as follows:

Name, Address and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Raymond Tam (42)	President	Since 2013	Deputy Chief Executive Officer and Head of Sales of Value Partners Limited (since June 2012); formerly, Vice President at BlackRock.

Name, Address and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Frank J. Maresca (57)	Treasurer and Chief Financial Officer and Assistant Secretary	Since 2016	Executive Vice President of AST Fund Solutions, LLC (since February 2012), Executive Vice President of Ultimus Fund Solutions, LLC (from March 2009-February 2012); Treasurer of the Cornerstone Strategic Value Fund, Inc. and the Cornerstone Total Return Fund, Inc.

Hoyt M. Peters (52)	Secretary and Assistant Treasurer	Since 2016	Vice President of AST Fund Solutions, LLC (since April 2013); Vice President of Ultimus Fund Solutions, LLC (from November 2009-March 2013)

Ann Marie Swanson (51)	Chief Compliance Officer	Since 2016	Director, Alaric Compliance Services, LLC (October 2015 to present); Vice President and Chief Compliance Officer, Thomas Partners Investment Management (May 2013 to March 2015); Senior Vice President and Chief Compliance Officer, Aletheia Research and Management, Inc. (August 2010 to January 2013)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best of the Fund’s knowledge, as of March 31, 2016, the following persons have beneficial ownership of more than 5% of the outstanding common stock:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Outstanding Class
City of London Investment Group PLC and City of London Investment Management Company Limited*
77 Gracechurch Street, London, England EC3V 0AS	4,513,223	43.63%
Karpus Management, Inc.**
183 Sully’s Trail, Pittsford, NY 14534	1,287,526	12.45%

*	As reported by the City of London Investment Group PLC and City of London Investment Management Company Limited on Schedule 13F, filed March 31, 2016.
**	As reported by Karpus Management, Inc. on Schedule 13F, filed March 31, 2016.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Stockholders in 2017 is March 7, 2017. Any stockholder proposal that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary no earlier than February 6, 2017 and no later than March 7, 2017. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund’s advance notice Bylaw. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual

Meeting because certain federal rules and the Fund’s advance notice Bylaw, respectively, must be complied with before consideration of the proposal is required.

Dated: July 5, 2016	Hoyt M. Peters
Secretary

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Exhibit A

THE ASIA PACIFIC FUND, INC.

(THE “FUND”)

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter. The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors qualifications and independence; and (iv) the performance of the independent auditors; and 2) prepare this report. As set forth in the Charter, management of the Fund, and applicable service providers, are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements.

In performing its oversight function, the Audit Committee has considered and discussed with management and the independent auditors the Fund’s audited financial statements for its fiscal year ended March 31, 2016. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Fund’s investment adviser or to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed the independent auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent auditors are in fact “independent.”

The Audit Committee met on May 13, 2016 to consider and discuss the financial statements as of and for the fiscal year ended March 31, 2016 with management and the independent auditors.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s Annual Report to Stockholders for its fiscal year ended March 31, 2016.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE FUND’S BOARD OF DIRECTORS

Robert F. Gunia

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Dated: May 20, 2016

A-2

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 535 Madison Avenue New York, New York on August 17, 2016

Please detach at perforation before mailing.

PROXY	THE ASIA PACIFIC FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 17, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Asia Pacific Fund, Inc. hereby appoints Frank J. Maresca and Hoyt M. Peters as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote all the shares of common stock of The Asia Pacific Fund, Inc. held of record by the undersigned on June 8, 2016 at the Annual Meeting of Stockholders to be held on August 17, 2016, or any postponement, or adjournment thereof.

This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)
Date	APB_27894_061416

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

2016 Annual Meeting of Stockholders of

The Asia Pacific Fund, Inc. to Be Held on August 17, 2016.

The Proxy Statement for this meeting is available at: http://www.asiapacificfund.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Directors recommends a vote “FOR” all the nominees listed.

							FOR	WITHHOLD	FOR ALL
1.	Election of Class III Directors:						ALL	ALL	EXCEPT

	01.	Robert F. Gunia*	02.	Nicholas T. Sibley*	03.	Christopher Sykes*	☐	☐	☐

	* Term expiring in 2019

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
	“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

HAS YOUR ADDRESS CHANGED?

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

APB_27894_061416